                                 AMENDMENT NO. 7
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated June 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Funds Group, a Delaware statutory trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                                 AIM FUNDS GROUP


PORTFOLIOS                                         EFFECTIVE DATE OF AGREEMENT
----------                                         ---------------------------

AIM Balanced Fund                                         June 1, 2000

AIM Basic Balanced Fund                                September 28, 2001

AIM European Small Company Fund                          August 30, 2000

AIM Global Value Fund                                   December 27, 2000

AIM International Emerging Growth Fund                   August 30, 2000

AIM Mid Cap Basic Value Fund                            December 27, 2001

AIM Premier Equity Fund                                   June 1, 2000

AIM Select Equity Fund                                    June 1, 2000

AIM Small Cap Equity Fund                               August 30, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  November 24, 2003

                                            A I M ADVISORS, INC.


Attest:   /s/ Lisa A. Moss                  By:  /s/ Mark H. Williamsom
       ----------------------------            -------------------------------
              Lisa A. Moss                           Mark H. Williamson
           Assistant Secretary                           President



(SEAL)


                                            AIM FUNDS GROUP


Attest:   /s/ Lisa A. Moss                  By:   /s/ Robert H. Graham
       ------------------------------          -------------------------------
              Lisa A. Moss                            Robert H. Graham
           Assistant Secretary                           President



(SEAL)


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